99.A2

                                                                      Exhibit A2



                          CATALYST VIDALIA CORPORATION

                       UNAUDITED 2002 FINANCIAL STATEMENTS





The above named financial statements are hereby incorporated by reference from the Form U-3A-2 filed by Catalyst Vidalia Corporation (File number 69-00443) on February 28, 2003.







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